SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): May 3, 2006 (May 3, 2006)
                            ------------ ------------


                               EMERGENT GROUP INC.
               (Exact name of Registrant as specified in Charter)


         Nevada                      0-21475                      93-1215401
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)             File Number)              Identification No.)


         932 Grand Central Avenue, Glendale, CA             91201
         ------------------------------------------       --------
         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (818) 240-8250



                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On May 3, 2006, the Company issued a press release regarding its first quarter earnings. A copy of the press release is attached as an exhibit hereto.

Item 9.01.  Financial Statements and Exhibits.

Exhibit       Description
-------       ------------------------------------------------------------------
99.1          Press release dated May 3, 2006 (Filed herewith)



                                   SIGNATURES





Dated: May 3, 2006
                                       EMERGENT GROUP INC.
                                          (Registrant)

                                       By:  /s/ Bruce J. Haber
                                       ---------------------------------------
                                       Bruce J. Haber, Chief Executive Officer